CALVERT FLEXIBLE BOND FUND

Supplement to Prospectus dated May 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective immediately:

The following replaces the fifth paragraph in “Principal Investment Strategies” under “Fund Summary”:

Under normal circumstances, the average portfolio duration of the Fund will vary from zero (0) years to positive six (6) years. Average portfolio duration will vary depending on the portfolio managers’ outlook on changing market, economic, and political conditions.

September 10, 2025	48646-00 9.10.25